SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BAYWOOD INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

/_/ Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

- -----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                           BAYWOOD INTERNATIONAL, INC.







                                 NOTICE OF 1996

                         ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT











                             YOUR VOTE IS IMPORTANT!

          PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE
                                ENCLOSED ENVELOPE

                           BAYWOOD INTERNATIONAL, INC.



August 1, 1996



Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Baywood International, Inc. on August 29, 1996, in Scottsdale, Arizona. Information about the meeting is presented on the following pages.

         In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

         Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.



Sincerely,

/s/ Harvey Turner

Harvey Turner
Chairman of the Board, President and C.E.O.

                           BAYWOOD INTERNATIONAL, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


August 1, 1996


         The Annual Meeting of Stockholders of Baywood International, Inc. (the "Company") will be held at the principal executive offices of Baywood International, Inc., 14950 North 83rd Place, Suite 1, Scottsdale, Arizona on August 29, 1996 at 10:00 A.M. local time for the following purposes:

         1. To elect the directors of the Company to serve for the ensuing year;

         2. To ratify the selection of King, Weber & Associates, P.C. as independent auditors for the Company;

         3. To approve of the Company's 1996 Incentive Stock Option Plan as adopted by the Board of Directors of the Company;

         4.       To approve of an officer's stock option agreement; and

         5. To transact any other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on Tuesday, July 9, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available during regular business hours at the Company's office at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona, on and after August 1, 1996, for inspection by any stockholder for any purpose germane to the meeting.


By Order of The Board of Directors,

/s/ Georgia Aadland

Georgia Aadland
Secretary

                           BAYWOOD INTERNATIONAL, INC.




                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baywood International, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive offices is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona, 85260. This Proxy Statement and the form of proxy are being mailed to stockholders on or about August 1, 1996.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

         A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for directors named herein. The Company knows of no reason why any of the nominees named herein would be unable to serve. The event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with best judgment of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                          RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on July 9, 1996, are entitled to vote at the meeting. On such record date the Company had outstanding and entitled to vote 17,320,615 shares of Common Stock. Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date.

                           BAYWOOD INTERNATIONAL, INC.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

          The  Company  has  no  standing  audit,   nominating  or  compensation
committees of the Board of Directors. The following persons have been nominated by the Board of Directors for election as directors of the Company:

        Nominee Name                Age                Director Since
        ------------                ---                --------------

Harvey Turner                        57                     1996
John Shannon                         60                     1993
Georgia Aadland                      58                     1991
Karl H. Rullich                      62                     1991
Stephen L. Kuehn                     50                     1991
Glen Holt                            65                     1993
Michael B. Shapiro, M.D.             41                     1995
William Brin                         56                     1995


Vote Required and Recommendation

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote FOR all of the nominees.

                  Information Related to Election of Directors

         All Directors hold office until the Annual Meeting of Stockholders of the Company and until their successors have been elected and qualified. Information about each nominee for director is given below.

         Mr. Harvey J. Turner was elected as a director and Chairman of the Board of Directors of the Company on April 19, 1996. He was also appointed President and Chief Executive Officer on the same date. Prior to his election and appointment, Mr. Turner acted as a consultant to the prior Chairman of the Board, John A. Shannon, from January to April 1996. Since 1985, he has also been the President of Turner Realty and Investments, a consulting and commercial real estate firm. From November 1993 to April 1996 he served as Chief Operating Officer and Executive Vice President of Action Performance Companies, Inc. a Tempe, Arizona automobile die casting company. He served as Executive Vice President of Carefree Leisure Products, a Tempe, Arizona spa manufacturing company, from November 1980 to November 1985. Mr. Turner also has over 25 years of retail industry experience serving companies such as May Department Stores, Yankee Department Stores and Paddock Pool & Casual World with responsibilities ranging from merchandising, purchasing and operations to executive management. He holds a Bachelors degree in business from Washington University at St. Louis, Missouri. Mr. Turner resides in Scottsdale, Arizona.

                           BAYWOOD INTERNATIONAL, INC.

         Mr. John Shannon was appointed Vice-Chairman of the Company on April 19, 1996. Prior to that, he served as Chairman of the Board of Directors of the Company since 1993. He has also served the Company as a private label consultant since 1991. From 1986 to 1991, Mr. Shannon served as President of SWI Corporation, a sales company. From 1981 to 1985, he served in development for Christian International Oil & Gas Development. Mr. John Shannon was an officer and director of Desert Health Products, Inc. ("DHPI") until August, 1994 and was shareholder in DHPI until disposing of his shareholdings in 1995. He was an officer and a director of Royal Products, Inc. ("Royal") until October, 1994, but was never a shareholder. He maintains the position of honorary chairman of Royal's "Founder's Circle of Investors", but has no control over the vote or shares of the Company held by Royal. He was also an officer, director and shareholder of Aloe Vera Development Corporation ("AVDC") from 1990 through the end of 1994, when he resigned from his positions as an officer and director. Mr. Shannon is currently the beneficial owner of 493,000 shares of the Company's common stock in the name of AVDC which are pledged to Mr. Shannon.

         Ms. Aadland has been Secretary and a director of the Company since 1991 and was appointed Vice-President of Operations, Secretary and Treasurer on April 19, 1996. Ms. Aadland has over 20 years business experience in daily operations and administration of several health related companies. Prior to her work in the health product industry, Ms. Aadland served in an administrative capacity for Don Aadland Engineering. Ms. Aadland attended South Dakota State University.

         Mr. Rullich has been a director since 1991. He has served as the Company's Director of International Sales since May 1996. Prior to April 19, 1996, he served as President, Chief Executive Officer and Treasurer of the Company. He worked as a Marketing Director, General Manager and Vice President for Pfizer Hospital Products Group in their international businesses and operations for over 25 years. Mr. Rullich holds a degree in economics from the Business College in Essen, Germany. He emigrated from Germany to the United States in 1956 and became a naturalized citizen in 1961.

         Mr. Kuehn has been a director of the Company since 1991. Mr. Keuhn has served as a consultant to the Company in the area of sales since 1992. He is currently President & C.E.O. of J.I.T. Medical Supply, Inc., a highly computerized disposable medical supply fulfillment house in Clearwater, Florida. He has domestic and international business experience including a number of years serving Pfizer. His last position with Pfizer was as Managing Director for Pfizer Hospital Products Group United European Division based in London. He has also served as International Managing Director and Partner of KBA Associates of Slough, England and as Sales Director of PMSI of Tampa, Florida. He attended Lycoming Pre-med and studied business at Penn State University.

         Mr. Holt has been a director of the Company since 1992. As a rancher and successful breeder for over 35 years, Mr. Holt, is an expert on animal health and nutrition. He is a graduate from the University of Smith Cornel. He is married to actress Annette Funicello, who is associated with the Company's Cello by Annette(TM) fragrance line.

         Dr. Shapiro has been a director of the Company since August 1995. Dr. Shapiro is an ophthalmologist at the University of Wisconsin, Madison. He has also been Chairman of Davis Duehr Eye Associates, S.C. in Wisconsin since 1994 and is currently President of Eye-Deal Ocular Safety

                           BAYWOOD INTERNATIONAL, INC.

Products. Dr. Shapiro received his degree in medicine from the Washington University in St. Louis, Missouri. He completed his internship at Mercy Hospital and Medical Center at the University of San Diego and his residency at the University of Wisconsin, Madison. Dr. Shapiro has consulted for major companies such as Bausch and Lomb, Allergan and Unilens.

         Mr. Brin was appointed as a director of the Company in November 1995 and has served as the Company's Director of U.S. Sales/National Sales Manager since May 1996. Prior to his work for the Company he was the President and Chief Executive Officer of FANS Publishing, Inc., a sports publishing company, from 1992 through 1995. He served as Executive Vice President in the area of sales and manufacturing for Interactive Media Technologies, Inc., a multi-media manufacturing firm, from 1989 to 1992. He is also a sales consultant to Karpro Marketing, Inc., a U.S. based distribution and marketing company in the healthcare field. He received his Bachelor of Science degree in 1963 from Depaul University.

         Key Employees Other Than Officers & Directors

         Mr. Neil Reithinger is not a nominee for a director position. However, he is a key employee of the Company. Mr. Reithinger has been Controller of the Company since January 1994. Prior to joining the Company, he was an operations specialist with Bank of America from July 1992 through December 1993. Mr. Reithinger received a Bachelors degree in accounting from the University of Arizona in December 1992, and received his Certified Public Accountant certification in 1996.

         Security Ownership of Certain Beneficial Owners, Management and Changes in Control

         The following table sets forth certain information regarding shares of common stock beneficially owned as of July 9, 1996 by (i) each person or group, known to the Company, who beneficially owns more than 5% of the common stock;
(ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. The percentages of beneficial ownership are based on 17,320,615 shares outstanding on July 9, 1996 plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, the following persons have sole voting and investment power with respect to the number of shares set forth opposite their names:

         Security Ownership of Certain Beneficial Owners

         (1)                                 (2)                                       (3)                     (4)
                                                                              Amount and Nature of         Percent of
                                                                              --------------------         ----------
   Title of Class           Name and Address of Beneficial Owner                Beneficial Owner              Class
   --------------           ------------------------------------                ----------------              -----
       Common                         John Shannon (1)
                                       Scottsdale, AZ                               4,621,975                 25.2%
       Common                           Linda Lee (2)
                                      Hong Kong, China                              1,466,147                 8.5%
       Common                       Ronald Patterson (3)
                                      Robbinsville, NJ                                894,000                 5.1%

                           BAYWOOD INTERNATIONAL, INC.



(1) Mr. Shannon is the Vice Chairman of the Board of Directors. Mr. Shannon beneficially owns 3,128,975 common shares of which he holds 42,600 directly of record and 3,086,375 of record in joint tenancy with his wife, Darlene Shannon. Mr. Shannon also holds an option, granted January 1, 1993, and which expires January 1, 1998, to purchase 1,000,000 common shares at $0.25 per share. Mr. Shannon is the beneficial owner of 493,000 common shares which are held of record by AVDC but which are pledged to Mr. Shannon.

(2) Ms. Lee is a citizen of Hong Kong, China. Ms. Lee resigned as a director on June 28, 1996. Ms. Lee holds 1,466,147 common shares. She also holds 800,000 preferred shares which may not be converted into common shares within the next 60 days but which may each be converted to one common share or redeemed for cash on April 11, 1997, provided that certain conditions are met regarding the average share price of the Company's common shares.

(3) Mr. Patterson owns 364,000 common shares and holds an option, dated May 4, 1995, and expiring May 4, 2000, to purchase 500,000 common shares at $1.00 per share. Mr. Patterson is also entitled to the issue of 30,000 common shares pursuant to a note from the Company dated November 15, 1994.

         Security Ownership of Management

         (1)                                 (2)                                       (3)                     (4)
                                                                              Amount and Nature of         Percent of
                                                                              --------------------         ----------
   Title of Class           Name and Address of Beneficial Owner                Beneficial Owner              Class
   --------------           ------------------------------------                ----------------              -----
       Common                       Harvey Turner (1)(6)
                                       Scottsdale, AZ                                650,000                  3.8%
       Common                        John Shannon (2)(6)
                                       Scottsdale, AZ                              4,621,975                 25.2%
       Common                      Georgia Aadland (3)(6)
                                       Scottsdale, AZ                                712,100                  4.0%
       Common                        Karl Rullich (4)(6)
                                       Scottsdale, AZ                                815,000                  4.6%
       Common                         Stephen Kuehn (6)
                                          Tampa, FL                                  117,000                  0.6%
       Common                         Glen Holt (5)(6)
                                         Encino, CA                                  275,000                  1.6%
       Common                        Michael Shapiro (6)
                                         Madison, WI                                 160,000                  0.9%

                           BAYWOOD INTERNATIONAL, INC.

       Common                         William Brin (6)
                                       Scottsdale, AZ                                30,000                   0.2%
       Common                    All Officers and Directors
                                    as a Group (1) - (6)                            7,381,075                38.8%

(1) Mr. Turner is the Chairman of the Board of Directors and the President and Chief Executive Officer of the Company.

(2) Mr. Shannon is the Vice Chairman of the Board of Directors. Mr. Shannon beneficially owns 3,128,975 common shares of which he holds 42,600 directly of record and 3,086,375 of record in joint tenancy with his wife, Darlene Shannon. Mr. Shannon also holds an option, granted January 1, 1993, and which expires January 1, 1998, to purchase 1,000,000 common shares at $0.25 per share. Mr. Shannon is the beneficial owner of 493,000 common shares which are held by AVDC but pledged to Mr. Shannon.

(3) Georgia Aadland is a director and the Vice President of Operations, Corporate Secretary and Treasurer of the Company. She owns 407,000 shares and holds an option, granted January 1, 1993, which expires January 1, 1998, to purchase 300,000 common shares at $0.25 per share. Members of her immediate family hold an additional 5,100 shares for which she disclaims all beneficial interest and control.

(4) Mr. Rullich is a director. Mr. Rullich beneficially owns 415,000 shares, 150,000 shares of which are owned in joint tenancy with his wife, Florence Rullich. Mr. Rullich holds an option, granted January 1, 1993, which expires January 1, 1998, to purchase 300,000 common shares at $0.25 per share. Mr. Rullich holds 100,000 shares of the Company's preferred stock which are each convertible at any time into one share of common.

(5) Mr. Holt directly owns 125,000 common shares. He also beneficially owns 150,000 common shares held by his wife Annette Funicello, who is associated with the Company's Cello by Annette(TM) fragrance line.

(6)      Director.

         Changes in Control

         On April 11, 1996, the Company issued 1,466,147 common shares, representing 10% of the outstanding shares as of December 31, 1995, and 800,000 preferred shares, in a private placement to Linda Lee, an independent investor and citizen of Hong Kong. In connection with such issue, management agreed: (i) that Harvey Turner, then a consultant to the Chairman of the Board and now Chairman of the Board, President and Chief Executive Officer of the Company, would approve before payment all invoices for accounts payable in excess of $1,000, (ii) that Management would take appropriate steps to nominate Ms. Lee to the Board of Directors as soon as a seat was available, and (iii) to take no affirmative steps, during the period Ms. Lee holds preferred shares, to offer or sell capital stock in a series or designation superior to the preferred shares for which she subscribed. The rights and limitations of the preferred shares held by Lee include the right to convert such shares to

                           BAYWOOD INTERNATIONAL, INC.

common stock or redeem the shares for cash on April 11, 1997, provided that certain conditions are met regarding the average share price of the Company's common shares. Linda Lee was elected to the Board of Directors to fill a vacancy on April 19, 1996. She resigned from the Board of Directors for reasons unrelated to the Company's affairs on June 28, 1996.

         At the time the Company filed its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, the Company disclosed that John Shannon, a director, retained relationships by which he could beneficially direct the voting and investment of the shares of the Company held of record by DHPI, Royal, AVDC and Dromedary, L.L.C. ("Dromedary"). In making these disclosures, the Company relied upon a letter from Mr. Shannon dated April 11, 1996 which asserted Mr. Shannon's beneficial control over such shares. Subsequent to the filing of the Form 10-KSB, the Company received a letter from Mr. Shannon's counsel which explained that Mr. Shannon currently has no legal basis to control the voting or investment of the shares of the Company held by DHPI, Royal, AVDC and Dromedary. Mr. Shannon maintains personal relationships with directors and officers of such entities, but there are no agreements or understandings by which the entities must follow Mr. Shannon's wishes in the voting or investment of the shares of the Company that each entity holds. In reliance upon the letter from Mr. Shannon's counsel, the Company sets forth new figures to reflect the current status of Mr. Shannon's beneficial holdings in the tables above.

         Certain Relationships and Related Transactions

         Prior to becoming a director and officer of the Company, Mr. Turner acted as a consultant to the prior Chairman of the Board, John A. Shannon, from January to April 1996. As a finder's fee for his work as a consultant in the private placement with Linda Lee, the Company issued 100,000 common shares to Mr. Turner. As general compensation for his work as a consultant, Mr. Turner received 500,000 common shares from AVDC, in a private placement in satisfaction of agreements with Mr. Shannon dated February 12, 1996.

         The Company issued an aggregate of 100,000 restricted shares to Karl H. Rullich on January 24, 1994 in satisfaction of a note payable from the Company dated September 9, 1994. Mr. Rullich was the President and Chief Executive Officer of the Company at the time of the issue. The shares had a fair market value of $0.89 per share at the time of the grant.

         Compliance with Section 16(a) of the Exchange Act

         The following persons were, during the last fiscal year, either directors, officers, or beneficial owners of more than ten percent (10%) of a class of equity securities registered pursuant to Section 12 of the Exchange Act of 1934 and that failed to file on a timely basis reports required by Section 16(a) during the most recent fiscal year or prior years.

         Harvey Turner filed one late Form 3 on May 24, 1996 reporting initial holdings that were not reported on a timely basis.

                           BAYWOOD INTERNATIONAL, INC.

         John Shannon filed two late Forms 5 on or about June 28 and July 22, 1996 reporting initial holdings and 13 transactions that were not reported on a timely basis and that should have been reported previously in one Form 3, five Forms 4 and five Forms 5.

         Georgia Aadland filed one late Form 3 on August 23, 1995 reporting initial holdings that were not reported on a timely basis. She filed four late Forms 4 and two late Forms 5 on September 15, 1995 reporting 15 transactions that should have been reported previously in eleven Forms 4 and four Forms 5.

         Karl Rullich filed one late Form 5 on May 9, 1996 reporting 3 transactions that were not reported on a timely basis and that should have been reported previously in three Forms 4 and a Form 5.

         Glen Holt filed one late Form 5 on June 26, 1996 reporting initial holdings and 11 transactions that were not reported on a timely basis and that should have been reported previously in a Form 3, seven Forms 4 and five Forms 5.

         William Brin filed one late Form 5 on June 30, 1996 reporting initial holdings and 7 transactions that were not reported on a timely basis and that should have been reported previously in a Form 3, three Forms 4 and a Form 5.

                             Executive Compensation

         Officers

         No plan or non-plan compensation was awarded to, earned by, or paid to the Company's executive officers in the fiscal year ended December 31, 1995.

         Summary Compensation Table

         Summary compensation information for Mr. Karl Rullich, the Company's Chief Executive Officer during the fiscal year ended 1995 and for Mr. Harvey Turner, the Company's Chief Executive Officer beginning April 19, 1996 (the only "named executive officers" within the meaning of Regulation S-B, Item 402(a)(2) Instruction (1)) is as follows:


     (a)        (b)      (c)             (d)            (e)            (f)               (g)              (h)            (i)
                                                       Other       Restricted
  Name and                                            Annual          Stock          Securities                       All Other
  Principal                                           Compen-        Awards          Underlying      LTIP Payouts   Compensation
  Position     Year    Salary ($)     Bonus ($)     sation ($)        ($)         Options/SARs (#)       ($)            ($)
  --------     ----    ----------     ---------     ----------        ---         ----------------       ---            ---

 Mr. Rullich    95      -0-            -0-             -0-            -0-               -0-              -0-            -0-
     CEO        94    21,875           -0-             -0-            -0-               -0-              -0-            -0-
                93    43,750           -0-             -0-            -0-               -0-              -0-            -0-
 Mr. Turner     95       -              -               -              -                 -                -              -
   CEO(1)       94       -              -               -              -                 -                -              -
                93       -              -               -              -                 -                -              -

                           BAYWOOD INTERNATIONAL, INC.

         (1) Mr. Turner was elected Chairman of the Board and appointed as President and Chief Executive Officer on April 19, 1996.

Directors

         Mr. John Shannon, a director and Vice Chairman of the Board of Directors, received $25,000 in his capacity as consultant to the Company during the fiscal year ended December 31, 1995. No director received any compensation during the year for services provided as a director. No standard or other arrangements exist for the compensation of directors for services provided as director.

Employment Contracts

         The Company entered into employment contracts with Karl Rullich, Georgia Aadland and John ("Arthur") Shannon on January 1, 1993, subsequently orally modified such agreements, and memorialized the modified agreements in writing on April 9, 1996. The Company entered into an employment contract with Harvey Turner on July 19, 1996. The employment contract with Mr. Turner included the grant of stock options, subject to shareholder approval and subject to his continued employment for two years, to purchase 100,000 shares of Common Stock at a purchase price of $0.52 per share exercisable immediately and until April 18, 2006 and 100,000 shares of Common Stock at a purchase price of $0.52 per share exercisable on April 19, 1997 and until April 18, 2007. The grant of options to Mr. Turner is the subject of the proposal entitled "APPROVAL OF AN OFFICER'S STOCK OPTION AGREEMENT" below. Mr. Turner's contract also includes a $12,000 annual automobile allowance and a lump sum equal to 12 months compensation if the Company terminates him without cause.

         The following table summarizes certain terms and conditions of the employment contracts.

                     Common Stock           1995            1996 and 1997
     Name           Option (Shares)     Compensation        Compensation
     ----           ---------------     ------------        ------------

 Harvey Turner      1996 - 100,000           -             1996 - $108,000
                    1997 - 100,000                         1997 - $125,000

Karl H. Rullich         300,000              -            To be agreed upon
Georgia Aadland         300,000              -             by the close of
 John Shannon          1,000,000         $ 25,000         each fiscal year.


     Additional Information Concerning the Board of Directors of the Company

         During 1995, the Board of Directors held four meetings. All directors attended at least 75% of the meetings. In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal meetings with management, offering advice and suggestions on a broad range of corporate matters.

                           BAYWOOD INTERNATIONAL, INC.

         On April 18, 1996, the Board of Directors approved the following changes in the Company's management and, pursuant to Article II, section 2 of the Bylaws, filled two vacancies in the Board of Directors:

NAME              PRIOR POSITION(S) HELD             CURRENT POSITION(S)
- ----              ----------------------             -------------------
Harvey Turner     None                               Chairman of the Board, President
                                                       and C.E.O.
John A. Shannon   Chairman of the Board              Vice-Chairman of the Board

Karl H. Rullich   Director, President, C.E.O. and    Director
                    Treasurer
Georgia Aadland   Director and Corporate Secretary   Director, Vice-President Operations,
                                                       Secretary and Treasurer
Linda Lee         None                               Director

           RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
                                   ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

         The Company, on January 4, 1996, engaged King, Weber & Associates, P.C. ("King, Weber") of Tempe, Arizona as its principal accountant to audit the Company's financial statements for the Company's fiscal year ended December 31, 1995. The Board of Directors has appointed King, Weber as the Company's independent certified public accountants for the Company for the fiscal year ending December 31, 1996. It is not anticipated that a representative of King, Weber will be present at the Annual Meeting of Stockholders to respond to questions or make a statement.

Vote Required and Recommendation

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote FOR approval of the ratification of the appointment of King, Weber & Associates, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 1996.

                       APPROVAL OF 1996 STOCK OPTION PLAN
                             (ITEM 3 ON PROXY CARD)

         In order to advance the interests of the Company by encouraging and enabling the acquisition of a financial interest in the Company by key employees the Board of Directors has recently adopted, subject to shareholder approval at the Annual Meeting of Stockholders, the Company's 1996 Incentive Stock Option Plan (the "Plan"). Management believes that this Plan will aid the Company in attracting and retaining key employees upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations and in competing effectively with other enterprises for the services of new employees as may be needed for the continued success of the

                           BAYWOOD INTERNATIONAL, INC.

Company. It is believed that the acquisition of such option grants will stimulate the efforts of such key employees on behalf of the Company and strengthen their desires to remain in the employ of the Company. The closing sales price for the Company's Common Stock, as quoted on the Over the Counter ("OTC") Bulletin Board on June 28, 1996, was $0.51 per share.

         No options have yet been granted under the Plan and it is not anticipated that any will be granted until the latter part of 1996. The Plan will be administered so as to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Company's registration statement on Form S-8 will be amended after the Annual Meeting of Stockholders to reflect the then-current status of all authorized options under all Company plans and grants, including the options authorized under the Plan. The complete text of the Plan is set forth in Exhibit A to this Proxy Statement. The following summary of the Plan is qualified in its entirety by reference to such Exhibit A.

         Summary of the 1996 Incentive Stock Option Plan

         On July 19, 1996, the Company's Board of Directors adopted the Company's 1996 Incentive Stock Option Plan (as previously defined, the "Plan"), which is subject to approval by the shareholders at the Annual Meeting of Stockholders. The Plan will be administered on behalf of the Board of Directors of the Company serving as the Compensation Committee of the Board (the "Committee"). The Committee shall initially consist of all the members of the Board of Directors until the Board names additional or different members to the Committee. Within the limits of the provisions of the Plan, the Committee shall have sole discretion to determine the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the duration of each option, the option price under each option, and the time or times within which (during the term of the option) all or portions of each option may be exercised.

         Only key employees will be eligible for grants under the Plan. The Committee shall determine which employees are key employees. The Company currently has seven employees. The shares of stock available for the grant of options under the Plan shall consist of 500,000 shares of Common Stock of the Company. All options under the Plan are to be granted at the fair market value of the Company's underlying Common Stock on the date of the grant. Options may be granted for terms of up to, but not exceeding, ten years from the date the option is granted. The aggregate fair market value (determined as of the time the option is granted) of the underlying Common Stock as to which options are exercisable for the first time by an eligible employee during any calendar year (under the Plan and under any other stock option plan of the Company or any subsidiary of the Company) shall not exceed One Hundred Thousand Dollars ($100,000).

Vote Required and Recommendation

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote FOR approval of the 1996 Incentive Stock Option Plan.

                           BAYWOOD INTERNATIONAL, INC.

                 APPROVAL OF AN OFFICER'S STOCK OPTION AGREEMENT
                             (ITEM 4 ON PROXY CARD)

Description of Option Agreement

         The Company has granted stock options to Mr. Harvey Turner pursuant to an employment agreement entered July 19, 1996 and in connection with his employment as of April 19, 1996 as President and Chief Executive Officer of the Company. The stock options are subject to shareholder approval and subject to Mr. Turner's continued employment until the second option vests on April 19, 1997. The stock options entitle Mr. Turner to purchase 100,000 shares of Common Stock at a purchase price of $0.52 per share exercisable immediately and until April 18, 2006 and 100,000 shares of Common Stock at a purchase price of $0.52 per share exercisable on April 19, 1997 and until April 18, 2007 (collectively the "Turner Options"). Except for the differing option exercise dates, the two options are basically identical. The Turner Options are evidenced by a written Stock Option Agreement. The Company's registration statement on Form S-8 will be amended after the Annual Meeting of Stockholders to reflect the then-current status of all authorized options under all Company plans and grants, including the Turner Options.

         The Turner Options are not transferable by Mr. Turner other than by will or the laws of descent and distribution, and are exercisable during Mr. Turner's lifetime only by him. The shares which may be issued may consist of authorized but unissued shares of Common Stock or previously issued shares reacquired by the Company.

         The Stock Option Agreement provides that the purchase price of shares must be paid in full at the time of exercise in cash, by delivery to the Company of shares of Common Stock having a fair market value equal to the purchase price, or by a combination of cash and shares. The Board of Directors seeks approval of the Turner Options by the shareholders of the Company in order to extend to Mr. Turner the benefits of Rule 16b-3, promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Vote Required and Recommendation

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. Mr. Turner's current employment agreement provides that, failing shareholder approval of the Turner Options at this Annual Meeting of Stockholders, the grant of the Turner Options will be voided, and thereupon the Company and Mr. Turner will negotiate alternative compensation of equivalent value to him. The Board of Directors unanimously recommends that the stockholders vote FOR approval of the Turner Options.

                         STOCKHOLDER PROPOSALS FOR 1997

         Proposals of security holders intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company by not later than April 15, 1996.

                           BAYWOOD INTERNATIONAL, INC.
                                  OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, directors, or employees, personally or by telephone.


Scottsdale, Arizona
August 1, 1996

                                   EXHIBIT "A"

                           Baywood International, Inc.

                        1996 INCENTIVE STOCK OPTION PLAN



         1. Purpose. The purpose of the Plan is to advance the interests of Baywood International, Inc. (the "Company") by encouraging and enabling the acquisition of a financial interest in the Company by key employees through options granted under the Plan. Management believes that this Plan will aid the Company in attracting and retaining key employees upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations and in competing effectively with other enterprises for the services of new employees as may be needed for the continued success of the Company. It is believed that the acquisition of such option grants will stimulate the efforts of such key employees on behalf of the Company and strengthen their desires to remain in the employ of the Company.

         2. The Stock. The shares of stock (the "Stock") available for the grant of options under the original Plan shall consist of 500,000 shares of Common Stock of the Company or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6 hereof. Such numbers of shares may be set aside out of the authorized but unissued shares of Common Stock of the Company not reserved for any other purposes or out of shares of Common Stock held in or acquired for the treasury of the Company. All or any shares of Stock subjected under this Plan to an option which, for any reason, terminates, expires, or is cancelled unexercised as to such shares, may again be subjected to an option under this Plan.

         3. Administration. The Plan shall be administered on behalf of the Board of Directors of the Company (the "Board") serving as the Compensation Committee of the Board (the "Committee"). The Committee shall initially consist of all the members of the Board of Directors, and such make-up shall continue until the Board names additional or different members to the Committee.

         The Committee shall determine, within the limits of the express provisions of the Plan, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the duration of each option, the option price under each option, and the time or times within which (during the term of the option) all or portions of each option may be exercised. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals or classes of individuals, their present and potential contributions to the Company's success, and such other factors as the Committee in its discretion shall deem relevant. Each employee to whom an option is granted shall enter into a written agreement ("Option Agreement") with the Company setting forth the terms and conditions of the option granted to him, which agreement shall contain such terms and conditions consistent with the Plan as the Committee shall approve.

         Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend, and rescind rules and regulations relating to it, determine the terms and provisions of the respective Option Agreements (which need not be identical), and make all other determinations necessary or advisable for the administration of the Plan.

         The  determination  of the Committee on the matters referred to in this
Section 3 shall be conclusive.

         4. Eligibility. Options may be granted only to key employees of the Company and/or a subsidiary thereof. The term "subsidiary" shall mean any corporation which the Company controls either directly or indirectly through ownership of fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation.

         5. Grant, Terms and Conditions of Options. Options may be granted at any time and from time to time prior to the termination of the Plan. The day on which the Committee approves the granting of an option shall for all purposes of this Plan be considered the date on which such option is granted. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

                  (a) Price. The purchase price of the shares of Stock shall be determined by the Committee. In no event shall the initial exercise price of an option be less than the fair market value of such Stock on the date of grant. The term "fair market value" shall mean as applied to the Stock on any day as shall be determined in good faith by the Committee without regard to any restriction other than a restriction which, by its terms, never lapses. The purchase price shall be paid in full on the date of exercise, in cash, by check or in such other consideration (including stock of the Company) as expressly permitted by the terms of the particular option.

                  (b) Withholding of Taxes. The Company's obligation to deliver shares of Stock pursuant to this Plan shall be subject to applicable federal, state and local tax withholding requirements.

                  (c) Duration of Options. Options may be granted for terms of up to but not exceeding ten (10) years from the date the particular option is granted.

                  (d) Cancellation of Options. In the event the market value of Stock subject to option under the Plan shall be less than the option price for such Stock, the Committee may, in its discretion and with the consent of the optionee, cancel such options and grant new options consistent with the terms of the Plan.

                  (e) Limitation on Grant of Options. The aggregate fair market value (determined as of the time the option is granted) of the Stock as to which options are exercisable for the first time by an eligible employee during any calendar year (under the Plan and under any other stock option plan of the Company or any subsidiary of the Company) shall not exceed One Hundred Thousand Dollars ($100,000).

                  (f) Transferability of Options. No option granted to an employee under the Plan shall be transferable by such employee, other than by will or the laws of descent and distribution, and all such options shall be exercisable, during such employee's lifetime, only by such employee.

         6. Adjustment in Number of Shares and in Option Price. In the event there is any change in the shares of the Company's Common Stock through the declaration of stock dividends or a stock split-up, or through recapitalization, resulting in share split-ups, or combinations or exchange of shares, or otherwise, the number of shares of the Stock available for option, as well as the shares subject to any option and the option price thereof, shall be appropriately adjusted by the Committee.

         7. Amendment. The Board may alter or amend the Plan and may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall deem desirable to carry the Plan into effect without further action on the part of the stockholders of the Company; but the Board may not without the approval of the Company's stockholders make any alteration or amendment thereof which (a) makes any change in the class of eligible employees as defined in Section 4 hereof; (b) increases the total number of shares of Stock for which options may be granted under the Plan; (c) extends the terms of the Plan or the maximum option period provided under the Plan; or (d) decreases the minimum option price provided in Section 5 hereof.

         The Committee may, with the consent of the grantee, amend an option or otherwise modify an option in any manner, provided that the terms of the amended option are consistent with the principles of this Plan.

         It is  intended  that this Plan will comply  with the  requirements  of
Section 16(b) under the 1934 Act and Rule 16b-3 thereunder, as applicable during the term of the Plan. Should such requirements change, as interpreted by the Committee and its counsel, the Board may amend this Plan or the Committee may amend any rules or practices adopted hereunder accordingly, without the necessity for stockholder approval, consistent with applicable law.

         8. Effective Date and Termination of Plan. All provisions of this Plan are effective as of July 19, 1996. This Plan shall terminate on the earliest of
(a) the date when all shares of the Stock shall have been acquired through exercise of options granted under the Plan; (b) ten (10) years after the date of adoption of the Plan by the Board on July 19, 1996; or (c) such earlier date as the Board may determine. Any option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

         9. Use of Proceeds. The proceeds from the sale of Stock pursuant to the Plan will be used for general corporate purposes.

         10. Governing Law. The Plan shall be governed by and interpreted according to the laws of the State of Arizona.

Date of Adoption by Board of Directors:  July 19, 1996.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
                -----------------------------------------------

BAYWOOD INTERNATIONAL, INC. ANNUAL MEETING TO BE HELD ON 8/29/96 FOR HOLDERS AS OF 7/09/96

CUSIP:  073260101

THE UNDERSIGNED HEREBY APPOINTS HARVEY TURNER AND GEORGIA AADLAND AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF
BAYWOOD INTERNATIONAL, INC. HELD BY THE UNDERSIGNED ON JULY 9, 1996, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 29, 1996 AT 10:00 A.M. AT THE PRINCIPAL EXECUTIVE OFFICES OF BAYWOOD INTERNATIONAL, INC., 14950 NORTH 83RD PLACE, SUITE 1, SCOTTSDALE, ARIZONA OR ANY ADJOURNMENT THEREOF.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:  [ X ]

DIRECTORS
- ---------

1.  DIRECTORS RECOMMEND:  A VOTE FOR ELECTION OF THE FOLLOWING DIRECTORS:

    01-HARVEY TURNER, 02-JOHN SHANNON, 03-GEORGIA AADLAND, 04-KARL RULLICH, 05-STEPHEN KUEHN, 06-GLEN HOLT, 07-DR. MICHAEL SHAPIRO, 08-WILLIAM BRIN

DIRECTORS
- ---------

(MARK X FOR ONLY ONE BOX - IF NOT SPECIFIED, WILL BE VOTED FOR ALL NOMINEES)

[   ]  FOR ALL NOMINEES

[   ]  WITHHOLD ALL NOMINEES

[   ]  WITHHOLD AUTHORITY  TO  VOTE FOR ANY INDIVIDUAL NOMINEE.  WRITE NUMBER(S)
       OF NOMINEE(S) BELOW.

USE NUMBER ONLY ________________________________________________________________


PROPOSAL(S)
- -----------

2. RATIFICATION OF KING, WEBER & ASSOCIATES, P.C. AS INDEPENDENT AUDITORS AS DESCRIBED IN THE PROXY STATEMENT RELATED TO THE MEETING.

DIRECTORS RECOMMEND          FOR     AGAINST     ABSTAIN
- -------------------          ---     -------     -------

FOR                         [   ]     [   ]       [   ]


3. APPROVAL OF 1996 INCENTIVE STOCK OPTION PLAN DESCRIBED IN THE PROXY STATEMENT RELATED TO THE MEETING.

DIRECTORS RECOMMEND          FOR     AGAINST     ABSTAIN
- -------------------          ---     -------     -------

FOR                         [   ]     [   ]       [   ]


4. APPROVAL OF AN OFFICER'S STOCK OPTION AGREEMENT DESCRIBED IN THE PROXY STATEMENT RELATED TO THE MEETING.

DIRECTORS RECOMMEND          FOR     AGAINST     ABSTAIN
- -------------------          ---     -------     -------

FOR                         [   ]     [   ]       [   ]


5.  AUTHORITY TO VOTE ON ANY BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

DIRECTORS RECOMMEND          FOR     AGAINST     ABSTAIN
- -------------------          ---     -------     -------

FOR                         [   ]     [   ]       [   ]



- ---------------------------------------          --------------------
SIGNATURE(S)                                     DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.